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                                                                    EXHIBIT 21.1


              SUBSIDIARIES OF HUNTSMAN INTERNATIONAL HOLDINGS LLC
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U.S. ENTITIES
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Delaware
--------

EUROFUELS LLC
EUROSTAR INDUSTRIES LLC
HUNTSMAN INTERNATIONAL LLC
HUNTSMAN INTERNATIONAL CHEMICALS LLC
HUNTSMAN INTERNATIONAL FINANCIAL LLC
HUNTSMAN PROPYLENE OXIDE HOLDINGS LLC
HUNTSMAN RECEIVABLES FINANCE LLC
HUNTSMAN TEXAS HOLDINGS INC

Louisiana
---------

LOUISIANA PIGMENT COMPANY
RUBICON INC.

Texas
-----

HUNTSMAN INTERNATIONAL FUELS LP
HUNTSMAN PROPYLENE OXIDE LTD

Utah
----

HUNTSMAN POLYURETHANE FUND I, L.L.C.
HUNTSMAN POLYURETHANE FUND II, L.L.C.
HUNTSMAN POLYURETHANE FUND III, L.L.C.
HUNTSMAN POLYURETHANE FUND IV, L.L.C.
HUNTSMAN POLYURETHANE VENTURE I, L.L.C.
HUNTSMAN POLYURETHANE VENTURE II, L.L.C.
HUNTSMAN POLYURETHANE VENTURE III, L.L.C.
HUNTSMAN POLYURETHANE VENTURE IV, L.L.C.

NON-U.S. ENTITIES
-----------------

Argentina
---------

HUNTSMAN (ARGENTINA) LIMITADA

Armenia
-------

HUNTSMAN-ARMENIAN CONCRETE CORPORATION
HUNTSMAN BUILDING PRODUCTS, LLC

Australia
---------

HUNTSMAN POLYRUETHANES (AUSTRALIA) Pty Ltd

Belgium
-------
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HUNTSMAN (BELGIUM) BVBA
HUNTSMAN (EUROPE) BVBA
HUNTSMAN PENSION FUND V\zw\
TIOXIDE EUROPE NV/SA

Brazil
------

HUNTSMAN (BRASIL) LIMITADA

Canada
------

HUNTSMAN INTERNATIONAL (CANADA) CORPORATION
TIOXIDE CANADA INC.

Cayman Islands
--------------

TIOXIDE AMERICAS INC.

China
-----

HUNTSMAN POLYURETHANES (CHINA) Ltd
HUNTSMAN CHEMICAL TRADING (SHANGHAI) Ltd

Columbia
--------

HUNTSMAN COLOMBIA LIMITADA

France
------

TIOXIDE EUROPE SAS

Germany
-------

HUNTSMAN (GERMANY) GmbH
IRO CHEMIE VERWAL TUNGSGESELLSCHAFT mbH
TIOXIDE EUROPE GmbH

Hong Kong
---------

HUNTSMAN INTERNATIONAL (HONG KONG) Ltd

Indonesia
---------

PT HUNTSMAN INDONESIA

Italy
-----

HUNTSMAN (ITALY) Srl
TIOXIDE EUROPE Sr1

Japan
-----

YUGENKAISKA HUNTSMAN JAPAN

Korea
-----

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HUNTSMAN KOREA Ltd

Malaysia
--------

PACIFIC IRON PRODUCTS Sdn Bhd
TIOXIDE (MALAYSIA) Sdn Bhd

Mexico
------

HUNTSMAN INTERNATIONAL DE MEXICO S De R L De CV

Netherlands
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CHEMICAL BLENDING HOLLAND B.V.
EUROGEN CV
HUNTSMAN (CANADIAN INVESTMENTS) B.V.
HUNTSMAN HOLLAND B.V.
HUNTSMAN INVESTMENTS (NETHERLANDS) B.V.
HUNTSMAN IOTA HOLLAND B.V.
HUNTSMAN (NETHERLANDS) B.V.
HUNTSMAN POLYURETHANES (CHINA) HOLDINGS B.V.
HUNTSMAN (SAUDI INVESTMENTS) B.V.
STEAMELEC B.V.

Singapore
---------

HUNTSMAN (ASIA PACIFIC) PTE LIMITED
HUNTSMAN SINGAPORE PTE LTD

South Africa
------------

BRITISH TITAN PRODUCTS SOUTHERN AFRICA (PTY) LIMITED
TIOXIDE SOUTHERN AFRICA (PTY) LIMITED

Spain
-----

OLIGO SA
TIOXIDE EUROPE S.L.

Sweden
------

HUNTSMAN NORDEN AB
TIOXIDE EUROPE AB

Taiwan
------

HUNTSMAN (TAIWAN) LIMITED

Thailand
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HUNTSMAN (THAILAND) LIMITED

Turkey
------

TIOXIDE EUROPE TITANIUM PIGMENTLERI TICARET LTD. SIRKETI

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U.K.
----

HUNTSMAN (HOLDINGS) UK
HUNTSMAN INTERNATIONAL EUROPE LIMITED
HUNTSMAN PETROCHEMICALS (UK) LIMITED
HUNTSMAN POLYURETHANES SALES LIMITED
HUNTSMAN POLYURETHANES (UK) LIMITED
HUNTSMAN POLYURETHANES (UK) VENTURES LTD.
HUNTSMAN (UK) LIMITED
TIOXIDE EUROPE LIMITED
TIOXIDE GROUP SERVICES LIMITED
TIOXIDE GROUP (UNLIMITED)
TIOXIDE OVERSEAS HOLDINGS LIMITED

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